MERGER OF

2020 CHINACAP ACQUIRCO, INC.

AND

WINDRACE INTERNATIONAL COMPANY LIMITED

MAY 8, 2009

This presentation was filed with the Securities and Exchange Commission as part of the Form 8K filed by 2020 ChinaCap Acquirco, Inc.  (“2020”) on May
8, 2009.

Morgan Joseph & Co. Inc. (“Morgan Joseph”) was the lead underwriter of 2020’s initial public offering consummated in November 2007. 2020, Windrace
International Company Limited (“Windrace”), their respective directors and executive officers and Morgan Joseph may be deemed to be participants in the solicitation of proxies for the 2020 special meeting of stockholders at which stockholders will be asked to approve this transaction.

tockholders of 2020 and Windrace and other interested persons are advised to read 2020’s proxy statement, when available, in connection with 2020’s solicitation of proxies for the special meeting at which 2020’s stockholders will be asked to approve the acquisition because this proxy statement contains important information. Such persons can also read 2020’s final prospectus, dated November 8, 2007, as well as periodic reports, for more information about 2020, its officers and directors, and their interests in the successful consummation of this business combination.

The proxy statement will be mailed to 2020’s stockholders as of a record date to be established for voting at the special meeting. 2020’s stockholders will also be able to obtain a copy of the proxy statement, the final prospectus and other periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission’s internet site at (http://www.sec.gov).

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about 2020,
Windrace and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Windrace’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China; weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation;
continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Windrace is engaged; fluctuations in consumer demand; management of rapid growth; intensity of competition from other service companies;
general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in 2020’s filings with the Securities and
Exchange Commission, including its report on Form 10-K for the period ended December 31, 2008. The information set forth herein should be read in light of such risks. Neither 2020 nor Windrace assumes any obligation to update the information contained in this presentation.

This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of
Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Transaction Overview

2020 ChinaCap Acquirco, Inc. (“2020”)

In November 2007, 2020 raised net proceeds of $69 million through its IPO

Each $8.00 unit consists of one share of common stock and one warrant with an exercise price of $5.25

2020 has 10,500,000 shares outstanding plus warrants to purchase 10,890,000 shares, as well as an underwriter’s purchase option to purchase 550,000 units

On May 8, 2009, 2020 and its wholly-owned subsidiary Exceed Company Limited (“Exceed”) entered into a definitive agreement to acquire Windrace International Company Limited (“Windrace”), one of the largest domestic leisurewear and sportswear companies in China. Upon closing, 2020 will merge into Exceed, with Exceed as the surviving corporation and Windrace will be a subsidiary of Exceed

2020 reviewed over 30 companies before choosing Windrace

2020 and Windrace are not required to obtain any Chinese government approvals to complete the merger

The transaction is expected to close by August 31, 2009 subject to SEC review and stockholders’ approval

2020 intends to seek a listing on the New York Stock Exchange following closing

17,008,633 ordinary shares of Exceed to be issued to the shareholders of Windrace

No cash consideration

At closing, the original shareholders of Windrace will receive 2,750,000 shares(1) of Exceed                                                                                .

The remaining shares are held in escrow and will be released based on the achievement of certain performance targets in each of the three fiscal years ended December 31, 2011

If the 2011 earnings target is met, 2,212,789 additional shares will be issued to the original shareholders of Windrace on an all or none basis

Up to 5,277,045 shares to be issued at closing to new investors relating to the conversion of any notes issued by Windrace for the satisfaction of a $40 million liability of Windrace

If any earnings target is not met between 2009 to 2010, the shares for that period will be deferred until the next annual audit.  If the earnings target of $64.3 million is achieved in 2011, all 17,008,633 shares would be released

If the 2011 target is not met, all of the shares still held in escrow will be released but reduced by the percentage difference between the targeted earnings of $64.3 million and the actual audited 2011 adjusted earnings

Windrace has undertaken to re-purchase 2020 warrants with a view to cancelling such warrants, at such time and price deemed by its board to be beneficial to shareholders

Transaction Structure

Year Ending
December 31,

Audited Adjusted
Earnings Target

Implied Earnings
Growth

Shares Released

2009

$38.1 million

54%

8,555,180(2)

2010

$49.5 million

30%

4,277,590

2011

$64.3 million

30%

1,425,863

Notes:

1.

Shares issued may be adjusted to ensure that original shareholders of Windrace and new investors will not own less than 51% of the outstanding shares of the surviving corporation following closing

1.

Represents the maximum shares to be issued in 2009 and will be reduced by any additional shares that may be issued to ensure that original shareholders of Windrace and new investors own not less than 51% at closing

Transaction Valuation

Transaction consideration of $63.8 million(1) at closing, equating to a pro forma fully diluted equity value of $156.4 million(2), excluding escrowed and contingent shares, but including 2020 public and founders shares and fully diluted for all warrants

Pro forma fully diluted equity value of $287.2 million (2) including all the escrowed shares and issuance of contingent consideration and fully diluted for all warrants

Unaudited 2008 net income was RMB168.5 million (approximately $24.3 million), an increase of approximately 25% over
FY2007; excluding one-time expenses and certain non-cash charges(3), 2008 unaudited adjusted net income was RMB 221.7 million (approximately $31.9 million), an increase of approximately 64%

2009 net income is estimated to be RMB260 million (approximately $38.1 million) or 54% over unaudited 2008 net income

Publicly traded comparable companies, including Chinese and international sportswear brands have an average 2008 and 2009
PE multiple of 13.3x and 13.0x, respectively(4)

Notes:

1.

8,027,045 shares valued at $7.95 trust value per share, which includes 5,277,045 shares issued to new investors

2.

Assumes an $7.95 share price, 29.9% of the 2020 public shares vote for redemption at the shareholder meeting, and where noted, the public warrants are repurchased and retired. Includes the 2020 founders shares and up to 5,277,045 million shares to be issued to certain new investors for the satisfaction of a $40 million liability of Windrace

3.

The one-time expenses are costs associated with a previously planned initial public offering on the Hong Kong exchange. The non-cash charges relate to certain dividends which were accrued but unpaid and subsequently cancelled.  Both charges are non-recurring in nature

4.

Based on share prices as of May 7, 2009.  The comparable companies are listed on slide 6

5.

Excludes shares held in escrow which may be released in later periods only if certain earnings targets are met

5.3x

5.9x

Implied PE Multiple

No Warrants
Repurchased

All Warrants
Repurchased

2008 Pro Forma Equity Value (2)(5)

$156.4 million

$133.1 million

2008 Unaudited Net Income

$24.3 million

$24.3 million

Implied PE Multiple

6.4x

5.5x

2009 Pro Forma Equity Value (2)(5)

$224.3 million

$201.1 million

2009 Net Income (target)

$38.1 million

$38.1 million

2011 Pro Forma Equity Value(2)

$287.2 million

$264.0million

Name	Ticker	Share Price 5/7/09	Market Cap	CY 2008 Revenue	CY 2008 EBITDA	CY 2008 Net Inc.	P/E CY2008	P/E CY2009	CY 2009 Net Income Growth
China Branded Sportswear									
Li Ning Co. Ltd.	SEHK:2331	$ 2.40	$ 2,487.9	$ 980.4	$ 156.1	$ 105.7	23.9x	20.0x	16.7%
China Dongxiang (Group) Company Ltd	SEHK:3818	0.54	3,070.4	486.8	204.7	200.4	15.3	13.5	4.0%
ANTA Sports Products Limited	SEHK:2020	0.97	2,425.7	678.0	141.6	131.1	18.4	16.2	20.8%
XTEP International Holdings Ltd	SEHK:1368	0.44	964.8	420.2	88.4	74.5	11.7	11.1	12.5%
China Hongxing Sports Ltd	SGX:BR9	0.12	342.4	423.4	83.1	65.7	5.0	6.1	-9.0%
China Branded Sportswear									
Mean			$ 1,858.2	$ 507.8	$ 134.8	$ 115.5	14.9x	13.4x	9.0%
Median			2,425.7	486.8	141.6	105.7	15.3	13.5	12.5%
International Branded Sportswear									
Nike Inc. (1)	NYSE:NKE	$ 53.08	$ 26,450.3	$ 18,971.2	$ 2,694.6	$ 1,635.8	14.1x	14.4x	8.7%
Adidas AG	DB:ADS	33.55	6,492.1	15,089.8	1,693.6	897.1	7.8	11.2	-32.4%
Puma AG Rudolf Dassler Sport	DB:PUM	217.32	3,277.7	3,527.1	531.7	325.3	10.3	11.2	-8.2%
K-Swiss Inc.	NasdaqGS:KSWS	9.61	369.9	340.2	(8.2)	(3.0)	NM	NM	NA
International Branded Sportswear									
Mean			$ 9,147.5	$ 9,482.1	$ 1,227.9	$ 715.8	10.7x	12.3x	-10.6%
Median			4,884.9	9,308.5	1,112.6	611.2	10.3	11.2	-8.2%
All Companies:									
Mean			$ 5,097.9	$ 4,546.3	$ 620.6	$ 381.4	13.3x	13.0x	1.6%
Median			2,487.9	678.0	156.1	131.1	12.9	12.4	6.4%
Windrace (2) - All Public Warrants Repurchased			$ 153.1	$ 262.2	$ 30.3	$ 24.3	5.5x	5.3x	54.3%
- No Public Warrants Repurchased			$ 156.4				6.4x	5.9x

Comparable Companies

Source: CapitalIQ, Thomson and SEC filings

Notes:

1.

Financial results calendarized to reflect the twelve months ended December 31, 2008

2.

Unaudited financials as of December 31, 2008.  The market cap is estimated based on the pro forma shares outstanding immediately after the transaction is closed assuming the latest current amount in trust per share of $7.95 and 29.9% of the 2020 public shares vote for redemption at the shareholder meeting and where noted, the public warrants are repurchased and retired

A Leading Chinese Sportswear Brand

Design

Production

Shoes

Apparel

Accessories

Comprehensive Product Line

Distinctiveness through R&D

Rapid Success

Large Scale Distribution Network

23 distributors with over 3,300 stores

Mass market-oriented targeting the broadest range of
Chinese customers

Focused on i) comfort; ii) functionality and iii) good
price/performance ratio

Exclusive strategic partner of Chinese Academy of
Sciences and China Institute of Sport Science

Awarded “Chinese Enterprise with Innovative Sports
Technology” in 2007 by the Chinese International
Brand Development Association, China Sport Brand
Research Center and Beijing Jinwang International
Sport Management Limited

Windrace has become a strong player by putting in place the right components for success over a short period of six years

Marketing for “XIDELONG” footwear brand only
commenced in late 2002, with the apparel brand
following in 2003

“Most Popular Sportswear Brand in China” as voted
by Sohu.com users in 2005

Awarded “China’s Well-known Trademark” in 2006 by
Hubei Province Jinzhou City Intermediate People’s
Court

Rapid Development

Company is
established in
Fujian, China

2001

R&D center
established

“XIDELONG”
brand shoes to
market

2002

“XIDELONG”
brand apparel and
accessories to
market

2003

Became the exclusive
partner of China Institute
of Sport Science

Awarded “National
Inspection-Exempted
Product” and “Chinese
Famous Brand”

2006

Own manufacturing plant in
Jinjiang, Fujian, commenced
operations with annual capacity
of 6.4mn pairs of shoes

Prof. Sun Yining retained as
brand spokesperson

ISO9001 quality control
certification granted for our shoes
products

2008

2007

2009 estimated net income : RMB 260 mn

Investment Highlights

Strong R&D and
product development
capabilities

#4

A leading sports and
leisurewear brand
with high growth

#2

Strong growth in
China’s leisurewear
and sportswear
sector

#1

Large scale, well-
managed and rapidly
growing distribution
network

#3

Experienced
management team
with strong track
record

#5

XIDELONG's mass market approach has been extremely
successful, targeting the large middle class created by
unprecedented urbanization in China

Windrace will leverage the strength of its XIDELONG
brand to further expand margins and profits

Market Positioning

Even with lower average sale prices, Windrace’s net
margin is highly comparable to competitors, due to its
ability to manage operating costs through its vertically
integrated model

Cost Efficiency

Brand Awareness

Competitive Advantages Overview

Windrace management has responded rapidly to
Chinese consumer market dynamics to create a
successful, rapidly expanding brand in under 7 years

Execution Speed

Continued strong economic growth
Accelerating urbanization
Increasing household disposable income
(RMB bn)

(2008-2012 GDP CAGR = 12.9%)
Sportswear market 2008-2012 CAGR = 20.4%
(RMB bn)

       Strong Growth in China's Sportswear
  and Leisurewear Sector

Source: National Bureau of Statistics of China

#1

Domestic Consumer Retail Sales - CAGR of
14% since 2003

Sportswear Growth Exceeding General
Economic Growth

Source:  General Administration of Sport in China, ZOU
Marketing

Growth

Consumer retail sales

20%

18%

16%

14%

12%

10%

8%

6%

4%

2%

0%

2007

2006

2005

2004

2003

15,000

12,000

9,000

6,000

3,000

0

16.8%

13.7%

12.9%

13.3%

9.1%

8,921

7,641

6,718

5,950

5,252

49

59

71

86

103

0

20

40

60

80

100

120

2008

2009

2010

2011

2012

Market size of the sportswear segment

       Strong growth in China's Sportswear and
  Leisurewear Sector Despite a Global Recession

Source: National Bureau of Statistics of China (April 17, 2009)

#1

Domestic Consumption Remains Strong

China’s Commitment to Domestic Stimulus

Q1 2009 vs Q1 2008:

Total retail sales of consumer goods
increased 15.0%

Retail sales of consumer goods in urban
areas increased 14.1%

Retail sales of consumer goods at and
below county level increased 17.0%

Within the various retail segments:

Clothing sales increased 14.3%

Sales of sports and recreational articles
increased 8.4%

Highlights from Premier Wen’s speech at
the Second Session of the Eleventh
National People's Congress on March 5,
2009

“First, we must boost domestic demand
to sustain economic growth…”

“[We will] make boosting domestic
demand a long-term strategic principle
and a basic point of departure for
stimulating economic growth…”

“We will work to increase effective
demand, shore up weak links, and give
full play to the leading role of domestic
demand, particularly consumer
demand, in driving economic growth”

A Leading Brand With More Room to Grow

Source: The Company

#2

Clear Execution of Market Strategy

Focus on the mass market by emphasizing:

Functionality, comfort and
price/performance

Popular designs suitable for work, leisure
and entertainment

Rapidly build up market share in certain
geographies with potential for further
expansion

Northwest China, such as Shaanxi
province

Southwest China, such as Yunnan
province

Top 5 Market Position Despite Short History

XIDELONG

(2002)

* Domestic brands only

Source:  Zou marketing

2007 market share (%)*

Li Ning

(1990)

Anta

(1994)

ERKE

(2000)

Year Established

21.3%

15.6%

10.0%

6.4%

0%

5%

10%

15%

20%

25%

A Leading Brand with More Room to Grow

Source: The Company

3,277

2008

2007

2006

2,000

1,800

1,600

1,400

1,200

1,000

800

600

400

200

0

688

1,296

1,820

#2

Rapid Revenue Growth

Rapid Store Growth

1,483

2,519

0

600

1,200

1,800

2,400

3,000

2006

2007

2008

Jiangsu (36)

Xinjiang (81)

Tibet
(12)

Qinghai (9)

Sichuan
(107)

Yunnan (336)

Guizhou

(41)

Guangxi
(97)

Guangdong
(238)

Fujian (48)

Shanghai

Zhejiang
(355)

Anhui
(209)

Shandong
(124)

Hebei (16)

Beijing (6)

Tianjin

Liaoning (87)

Jilin (17)

Heilongjiang (231)

Inner Mongolia

(15)

Gansu
(79)

Shaanxi
(280)

Chongqing

(175)

Hunan

(133)

Jiangxi(136)

Hubei
(246)

Henan
(108)

Shanxi
(96)

NIngxia
(33)

Total = 3,315

As of March 31, 2009

With over 200 retail stores

With 100-200 retail stores

With 50-100 retail stores

With less than 50 retail stores

Strong leadership in cities with large mass market segment

Key strategy involves leveraging established nationwide network to introduce new brands to target different market segments

Expected Future Store Growth

Source: The Company

With over 200 retail stores

With 100-200 retail stores

With 50-100 retail stores

With less than 50 retail stores

#3

Large-Scale Nationwide Distribution

1,483

2,519

3,277

~3,600

~4,600

~5,600

0

1,000

2,000

3,000

4,000

5,000

6,000

2006

2007

2008

2009

2010

2011

国家体育总局
General Administration of Sport of China

中国科学院
WWW.CAS.CN

2008

Strong R&D capabilities

#4

Exclusive right to use proprietary technology
developed by Hefei Institute of Intelligent Machines

Exclusive 5 year technological cooperation with China
Institute of Sport Science

Recognized as technology leader by Chinese
International Brand Development Association and
China Sport Brand Research Center

Strong R&D partners

Key Highlights

R&D is a distinctive competitive feature of XIDELONG products

Footwear products customized for unique Chinese foot characteristics based on proprietary database

Better underside support
and shock absorption

Arch support pad

Silicone rubber materials

Better color-fading
resistance and higher
durability

Nano-silver photocatalyst

Better deodorizing and
anti-bacteria effects

Develop foot
measure machine

Collect data to
establish Chinese
foot shape
database

Pressure
distribution test

Design/develop
sole and last

Analyze foot
shape data

Foot shape

database

Our

Know-how

Strong R&D capabilities

#4

R&D Innovations Across the Entire Product Range

Exploring the next generation of “intelligent” fabrics and sensor technology

Footwear

Apparel

Accessories

Strong R&D capabilities

#4

Over 15 years of experience in sportswear industry

Vice Chairman of Shoemakers’ Association since
2004

Founded Windrace in 2001

Prior to Windrace, served as general manager of
Jiuzhou Footwear Business Company Limited

Technical engineer and factory manager of
Huatingkou Footwear Manufacturing Factory from
1993 to 1997

Experienced Management Team with
Strong Track Record

#5

Founder and Chairman

Mr. Lin Shuipan
Chairman and CEO

Ming Liu

VP – Sales/Marketing

11 years experience

Zhenli Qian
VP – Production

20 years experience

Vivien Tai

CFO/Company Sec.
6 years experience

Qi Fan
Director, Finance

17 years experience

Dongdong Ding
VP – Design/R&D

8 years experience

Strong Management Team

Managing Our Distribution Network

Extensive sales network with deep penetration

23 distributors(1)

Sales Fairs

Distribution/Retail

End-consumers

3 sales fairs held each year for displaying new
products and order taking

Average of 450 new styles are released for
each sales fair

23 distributors operate 3,315 retail shops(1)
directly or indirectly

Our retail shops include stand-alone shops
and department store concessions

(1) As of March 31, 2009

#5

Eastern
Southwestern
Southern
Northwestern
Northeastern
Northern

Maintaining Rapid Expansion

Plan to open about 500 to 1,000 new
shops per year between 2009 and 2011

Strengthen leadership position in cities
with large mass market segment,
especially in southwest and northwest
China

Penetrate into new cities and regions

Horizontal Expansion

Improve sales contribution of existing shops

Renovate 400 to 500 shops annually

Re-site select shops to better locations

Expand average selling area per store

Vertical Expansion

2006-2008 Revenue CAGR by Region

#5

70.6%

56.3%

50.7%

43.1%

112.8%

70.7%

0%

20%

40%

60%

80%

100%

120%

Differentiating Our Brand

Sport Orientation

Cai Zhenhua

Chinese sports hero and
former world champion in
table tennis.

Established XIDELONG as an
up-and-coming sports brand.

Mass Market Penetration

Aaron Kwok

Among the top entertainment
stars in Greater China.

Raised XIDELONG’s profile
among younger customers
and promote sportswear-as-
leisurewear concept.

R&D Focus

Prof. Sun Yining

Leading scholar of sensor and
AI technology.

Boosted XIDELONG’s profile
as an innovative designer of
high technology products.

#5

CCTV

JWT

HILL & KNOWLTON

CCTV.com
央视国际

CCTV12

東南早報

Promoting Brand Through Multi- Channels

Special Coverage

Focused Events

Nationwide Branding

Exclusive sponsor of
”Sports World” on the
dedicated nationwide
CCTV Olympic Games
channel from January
2008 to September 2008

Special 2008 Spring &
Summer product series,
including limited-edition
Olympics products

China Fashion Week:
sponsor of “Fashion
Night”

QZone Web Design
Awards: category prize
sponsor

‘‘XIDELONG National
Fitness and Sports
Campaign’’ clinic with
CCTV, GASC and CAS

China Institute of Sport
Science and Hefei
Institute of Intelligent
Machines also
participate in certain
promotional events

Work with international
advertising institutions
and public relations
consulting companies

Employ a variety of
media arrangements,
including TV, newsprint
and internet to build a
national media presence

#5

CAGR= 62.8%

CAGR= 67.6%

CAGR= 61.0%

'06-'08 CAGR=57.6%

Net Profit  (RMB mn)

EBITDA  (RMB mn)

Gross Profit  (RMB mn)

Revenue  (RMB mn)

Financial Highlights

2008

2007

2006

600

500

400

300

200

100

0

177

337

497

1,820

1,296

688

0

500

1,000

1,500

2,000

2006

2007

2008

2008

2007

2006

220

170

120

70

20

(30)

68

135

169

210

170

81

0

50

100

150

200

250

2006

2007

2008

Balanced Growth Across All Products

1,820

1,296

688

Accessories

Apparel

Footwear

2008

2007

2006

100%

80%

60%

40%

20%

0%

Revenue Breakdown by Products (RMB mn)

CAGR

   100.0% Accessories

   68.7% Apparel

  56.5% Footwear

Revenue Breakdown of Footwear (RMB mn)

Selected CAGR

56.7%  Canvas

69.8%   Leisure

49.7%  Running

166.3%  Skateboarding

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

100%

2006

2007

2008

Running

Leisure

Basketball

Skateboarding

Canvas

Tennis

Outdoor

377

674

923

Cost Structure

COGS

Advertising/Promotion Expenses

Selling & Distribution Costs

R&D Expenses

As % of Sales

8.0%

7.0%

6.0%

5.0%

4.0%

3.0%

2.0%

1.0%

0.0%

2008

2007

2006

180

160

140

120

100

80

60

40

20

0

7.5%

7.2%

7.0%

137

93

48

As % of Sales

80%

60%

40%

20%

0%

2008

2007

2006

2,400

2,000

1,600

1,200

800

400

0

72.7%

74.1%

74.3%

1,323

960

511

As % of Sales

14%

12%

10%

8%

6%

4%

2%

0%

2008

2007

2006

350

300

250

200

150

100

50

0

12.4%

10.6%

11.1%

226

137

77

5

13

18

0.7%

1.0%

1.0%

0

5

10

15

20

25

30

2006

2007

2008

0.0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

As % of Sales

Footwear ASP CAGR = 5.9%
Apparel ASP CAGR = 13.1%

CAGR = 67.6%

CAGR = 56.7%
(RMB mn)

CAGR = 57.7%
(RMB mn)

Average Ex-Factory Selling Price (RMB)

As brand recognition increases, Windrace will improve on distributors’ discounts and enhance margins

Robust Profitability Growth

Gross margin

Gross profit

29%

27%

25%

23%

21%

19%

17%

15%

2008

2007

2006

650

550

450

350

250

150

50

(50)

26.0%

27.3%

25.7%

497

337

177

Gross Income/Margins

61.37

65.26

68.83

39.83

45.46

50.95

30

40

50

60

70

80

2006

2007

2008

Operating Income/Margins

Net Income/Margins

12%

10%

8%

6%

4%

2%

0%

2008

2007

2006

300

250

200

150

100

50

0

10.4%

9.3%

9.9%

68

135

169

194

158

79

11.5%

12.2%

10.7%

0

50

100

150

200

250

300

350

2006

2007

2008

0%

2%

4%

6%

8%

10%

12%

14%

XIDELONG's mass market approach has been extremely
successful, targeting the large middle class created by
unprecedented urbanization in China

Windrace will leverage the strength of its XIDELONG
brand to further expand margins and profits

Market Positioning

Even with lower average sale prices, Windrace’s net
margin is highly comparable to competitors, due to its
ability to manage operating costs through its vertically
integrated model

Cost Efficiency

Brand Awareness

Competitive Advantages Summary

Windrace management has responded rapidly to
Chinese consumer market dynamics to create a
successful, rapidly expanding brand in under 7 years

Execution Speed

Windrace aims to be the first truly hybrid business model in China for targeting both the mass market and high-end market, with control over multiple brands, distribution and selective production

Leverage existing mass market leadership to build greater
scale and maintain strong organic growth

License foreign brand, leverage existing distribution network and tap expertise in rapid brand building to

pursue the high-end market

Increase Leading

Position

Elevate “XIDELONG” brand awareness and enhance margins

Enhance Brand Equity

Market Segmentation

Roadmap to the Future